ARROW ELECTRONICS, INC.
                           SUBSIDIARY LISTING
                            As of 12/31/98


1. Arrow Electronics, Inc. a New York corporation
2. Arrow Electronics Canada Ltd., a Canadian corporation
3. Schuylkill Metals of Plant City, Inc., a Delaware corporation
4. Arrow Altech Holdings (Pty) Ltd., a South African company and subsidiary:
     A.Arrow Altech Distribution (Pty) Ltd., a South African company
5. Gates/Arrow Distributing, Inc., a Delaware corporation
6. Consan Incorporated., a Minnesota corporation (75% owned)
7. SN Holding, Inc. a Delaware corporation (50.12% owned) and subsidiary:
     A .Support Net, Inc., an Indiana corporation
8. SBM Holding, Inc., a Delaware Corporation (80% owned) and subsidiary:
    A. Scientific & Business Minicomputers, Inc., a Georgia corporation
9. Arrow Electronics Distribution Group - Europe B.V., a Dutch company, and subsidiaries which include:
     A. Arrow Electronics (UK) Holding Ltd., a British company and subsidiaries:
           i. Electronic Services Distribution Ltd., a British company ii Arrow Electronics (UK) Ltd. a British company
         iii. Multichip Information Technology Ltd., a British company
     B. Arrow Electronics (Espana) SL and subsidiaries which include
           i. ATD Electronica S.A., a Spanish company
          ii. Arrow Iberia S.A., a Spanish company

     C. EDI Electronics Distribution International (France) S.A., a French company and subsidiaries:
        1. Arrow Electronique S.A., a French company, and subsidiaries:
           a. CCI Electronique S.A., a French company
           b. Arrow Computer Products S.N.C. a French company and subsidiary:
            i.Multichip GmbH, a German company.
     D. Arrow Electronics GmbH, a German company, which owns a 90% interest in Spoerle Electronic Handelsgesellschaft mbH, a German company

     E. Silverstar Ltd. S.p.A. (98% owned) and subsidiaries:
        1. Claitron S.p.A., an Italian company
        2. Peter Caritato S.A. (60%), a Greek company
     F. Arrow Components Sweden AB, a Swedish Company and subsidiaries which include:
        1. Arrow Nordic Components AB, a Swedish company
        2 . Arrow Norway A/S, a Norwegian company
        3. Microtronica A/S, a Norwegian company
        4. Microtronica AB, a Swedish company
    G. Arrow Denmark A/S, a Danish company
    H. Arrow Finland Oy, a Finnish company and subsidiaries:
       1. Microtronica Oy, a Finnish company
       2.Arrow-Field EESTI AS, an Estonian company
10. Arrow Electronics Australia Pty Ltd., an Australian company and subsidiaries:
     A. Veltek Australia Pty Ltd., an Australian company
     B. Zatek Australia Pty Ltd., an Australian company
     C. Gates/Arrow Distributing Pty. Ltd., an Australian company
11. Components Agent Limited, a British Virgin Islands company (90% owned) and subsidiaries which include:
     A. Components Agent Limited, a Hong Kong company
     B. Arrow Korea (HK) Limited, a Hong Kong company and subsidiary
        1. Arrow Electronics Korea Limited, a South Korean company
     C. Components Agent(s) Pte Ltd., a Singaporean company and subsidiary:
        1. Components Agent. (M) Sdn. Berhad, a Malaysian company
     D. Microtronica (HK) Limited, a Hong Kong company
     E. Microtronica (S) Pte. Limited, a Singaporean company
     F. Microtronica (M) Sdn. Bhd., a Malayasian company
     G. Arrow Asia Pac Ltd., a Hong Kong company
12. Texny (Holdings) Limited, a British Virgin Islands company and subsidiary:
      A. Texny (H.K.) Limited, a Hong Kong company
13. Strong Electronics Co., Ltd., a Taiwanese company
14. Arrow/Ally, Inc. a Taiwanese company (75% owned) and subsidiary:
      A. Creative Model Limited, a Hong Kong company
15. Arrow Components (NZ) Limited, a New Zealand company (75% owned)




Revised as of 3/25/99